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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  June 10, 2002
                                                  -------------



                         Return Assured Incorporated
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            (Exact name of registrant as specified in its charter)



         Delaware                                      13-3896069
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    (State or other jurisdiction                      (IRS Employer
    of incorporation or organization)                 Identification No.)



    1901 Avenue of the Stars,
        Suite 1710
    Los Angeles, California                                 90067
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   (Address of principal executive offices)                (Zip Code)



                                (877) 807-4664
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             (Registrant=s Telephone Number, Including Area Code)


                                Not Applicable
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        (Former Name or Former Address, If Changed since Last Report.)


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Item 5.  Other Events.

        As previously reported, on April 26, 2002, we agreed to acquire all of the issued and outstanding shares of common stock of EliteJet, Inc., a Nevada corporation ("EliteJet"), from Scott Walker, the sole shareholder of EliteJet.

        EliteJet was incorporated on November 16, 1999. EliteJet is in the business of owning, managing, operating and chartering aircraft in connection with providing private and corporate aviation services to individuals and businesses through its fractional share aircraft ownership program.

        EliteJet's fractional ownership program permits customers to acquire a specific percentage of a limited liability company which entitles them to utilize EliteJet aircraft for a specified number of flight hours per annum. In addition, EliteJet provides management, ground support and flight operation services to customers after the sale. EliteJet's revenues derive from both the sale of fractional interests as well as management and usage fees charged to clients in connection with flight operations.

        Our previous business involved what we believed to be the world's first proprietary business-to-business and business-to-consumer value added "Return Seal of Approval." The Return Assured Seal of Approval was provided to those merchants that met our criteria. If a customer ordered from a merchant that displayed our seal, we provided assurance that the merchant displaying the Return Seal of Approval would honor its stated return policies. We charged the merchant for our services based on the number of orders placed through that merchant. Market adoption of this business, however, did not meet forecasted expectations.

        As a result, we have abandoned this business in its entirety. None of our current operations involve the Return Assured/Return Seal of Approval business. Our business operations currently focus, and we presently anticipate that all of our future business operations will focus, on EliteJet and its fractional aircraft ownership business.


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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RETURN ASSURED INCORPORATED

Date:  June 10, 2002                            By: /s/ Matthew Sebal
                                                   -------------------------
                                                       Matthew Sebal
                                                       President